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                                                                   EXHIBIT 10.25

                            MASTER SECURITY AGREEMENT
                                   NO. 609111
                    DATED AS OF MARCH 31, 2006 ("AGREEMENT")

     THIS AGREEMENT is between Oxford Finance Corporation (together with its successors and assigns, if any, "Secured Party") and ATHENAHEALTH, INC. ("Debtor"). Secured Party has an office at 133 N. Fairfax Street, Alexandria, VA 22314. Debtor is a corporation organized and existing under the laws of the state of Delaware. Debtor's mailing address and principal place of business is 311 Arsenal Street, Watertown, MA 02472.

1.   CREATION OF SECURITY INTEREST.

     Debtor grants to Secured Party, its successors and assigns, a security interest in and against all property listed on any collateral schedule now or in the future annexed to or made a part of this Agreement ("Collateral Schedule"), and in and against all additions, attachments, accessories and accessions to such property, all substitutions, replacements or exchanges therefore, and all insurance and/or other proceeds thereof (all such property is individually and collectively called the "Collateral"). This security interest is given to secure the payment and performance of all debts, obligations and liabilities of any kind whatsoever of Debtor to Secured Party, now existing or arising in the future, including but not limited to the payment and performance of certain Promissory Notes from time to time identified on any Collateral Schedule (collectively "Notes" and each a "Note"), and any renewals, extensions and modifications of such debts, obligations and liabilities (such Notes, debts, obligations and liabilities are called the "Indebtedness"). Debtor acknowledges that, notwithstanding that the Note(s) may be paid in full, this Security Agreement shall continue to secure the payment and performance of all other debts, obligations and liabilities of any kind whatsoever of Debtor to Secured Party, now existing or arising in the future, and that Secured Party shall be under no obligation to release the Collateral unless and until all Indebtedness of Debtor to Secured Party has been paid and satisfied; provided, however, Secured Party, in its sole and exclusive discretion, may elect to release some of the Collateral without prejudice to Secured Party's security interest in the remaining Collateral.

2.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF DEBTOR.

     Debtor represents, warrants and covenants as of the date of this Agreement and as of the date of each Collateral Schedule that:

     (a) Due Organization. Debtor's exact legal name is as set forth in the preamble of this Agreement and Debtor is, and will remain, duly organized, existing and in good standing under the laws of the State set forth in the preamble of this Agreement, has its chief executive offices at the location specified in the preamble, and is, and will remain duly qualified and licensed in every jurisdiction wherever necessary to carry on its business and operations, except where the failure to be so qualified and licensed would not reasonably be expected to have a material adverse effect on Debtor's financial condition;

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     (b)  Power and Capacity to Enter Into and Perform Obligations. Debtor has
          adequate power and capacity to enter into, and to perform its obligations under this Agreement, each Collateral Schedule, each Note and any other documents evidencing, or given in connection with, any of the Indebtedness (all of the foregoing are called the "Debt Documents");

     (c) Due Authorization. This Agreement and the other Debt Documents have been duly authorized, executed and delivered by Debtor and constitute legal, valid and binding agreements of Debtor enforceable against Debtor in accordance with their terms, except to the extent that the enforcement of remedies may be limited under applicable bankruptcy and insolvency laws or general equitable principles;

     (d) Approvals and Consents. No approval, consent or withholding of objections is required to be obtained by Debtor from any governmental authority or instrumentality with respect to the entry into or performance by Debtor of any of the Debt Documents, except any already obtained;

     (e) No Violations or Defaults. The entry into, and performance by, Debtor of the Debt Documents will not (i) violate any of the organizational documents of Debtor or any judgment, order, law or regulation applicable to Debtor, or (ii) result in any breach of or constitute a default under any contract to which Debtor is a party, or result in the creation of any lien, claim or encumbrance on any of Debtor's property (except for liens in favor of Secured Party) pursuant to any indenture, mortgage, deed of trust, bank loan, credit agreement, or other agreement or instrument to which Debtor is a party;

     (f) Litigation. There are no suits or proceedings pending in court or before any commission, board or other administrative agency against or affecting Debtor which could, in the aggregate, have a material adverse effect on Debtor, its business or operations, or its ability to perform its obligations under the Debt Documents, nor does Debtor have reason to believe that any such suits or proceedings are threatened;

     (g) Solvency. The fair salable value of Debtor's assets (including goodwill minus disposition costs) exceeds the fair value of its liabilities on a going-concern basis; the Debtor is not left with unreasonably small capital after the transactions in this Agreement or any Collateral Schedule and Debtor is able to pay its debts (including trade debts) as they mature in the ordinary course of Debtor's business.

     (h) Financial Statements Prepared In Accordance with GAAP. All financial statements delivered to Secured Party in connection with the Indebtedness have been prepared in accordance with generally accepted accounting principles, and since the date of the most recent financial statement, there has been no material adverse change in Debtor's financial condition;

     (i) Use of Collateral. The Collateral is not, and will not be, used by Debtor for personal, family or household purposes;


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     (j)  Collateral in Good Condition and Repair. The Collateral is, and will remain, in good condition and repair, normal wear and tear and depreciation excepted, and Debtor will not be negligent in its care and use;

     (k) Location of Collateral. All of the tangible Collateral is located at the locations set forth on each Collateral Schedule. Debtor shall give the Secured Party 30 days prior written notice of any relocation of any such tangible Collateral;

     (l) Ownership of Collateral. Debtor is, and will remain, the sole and lawful owner, and in possession of, the Collateral, and has the sole right and lawful authority to grant the security interest described in this Agreement;

     (m) Encumbrances. The Collateral is, and will remain, free and clear of all liens, claims and encumbrances of any kind whatsoever, except for Permitted Liens;

     (n) Intellectual Property Rights. Debtor will (i) protect, defend and maintain the validity and enforceability of its material Intellectual Property and promptly advise Secured Party in writing of material infringements and (ii) not allow any Intellectual Property material to Debtor's business to be abandoned, forfeited or dedicated to the public without Secured Party's written consent.

     (o) Taxes. All federal, state and local tax returns required to be filed by Debtor have been filed with the appropriate governmental agencies and all taxes due and payable by Debtor have been timely paid. Debtor will pay when due all taxes, assessments and other liabilities except as contested in good faith and by appropriate proceedings and for which adequate reserves have been established;

     (p) No Defaults. No event or condition exists under any material agreement, instrument or document to which Debtor is a party or may be subject, or by which Debtor or any of its properties are bound, which constitutes a default or an event of default thereunder, or will, with the giving of notice, passage of time, or both, would constitute a default or event of default thereunder;

     (q) Certification of Financial Information. All reports, certificates, schedules, notices and financial information submitted by Debtor to the Secured Party pursuant to this Agreement shall be certified as true and correct in all material respects as of the date thereof by the president or chief financial officer of Debtor; and

     (r) Notice of Material Adverse Change. Debtor shall give the Secured Party prompt written notice of any event, occurrence or other matter which
          (a) has resulted or would reasonably be expected to result in a material adverse change in its financial condition or business operations, or (b) would materially impair the ability of Debtor to perform its obligations hereunder or under any of the other financing agreements to which it is a party, or (c) which would materially impair the ability of Secured Party to enforce the Indebtedness or realize upon the Collateral in accordance herewith.


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     (s)  Change in Management. Debtor shall, except with the prior written consent of Secured Party, upon any resignation by or removal of the persons holding the offices of Chief Executive Officer or Chief Financial Officer of Debtor, fill such offices within sixty (60) days with candidates reasonably acceptable to Secured Party.

     (t) Transactions with Affiliates. Debtor shall not, without the prior written consent of Secured Party, directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Debtor except for transactions that are in the ordinary course of Debtor's business, upon fair and reasonable terms that are no less favorable to Debtor than would be obtained in an arm's length transaction with a nonaffiliated Person. For the avoidance of doubt, Debtor shall be entitled, in its reasonable business judgment, to make regular compensation payments to its officers, employees, consultants, agents and directors.

     (u) Audits. Debtor shall allow Secured Party to audit Debtor's Collateral at Debtor's expense. Such audits will be conducted no more often than every six (6) months unless a default has occurred and is continuing.

     (v) Perfection Certificate. Debtor has previously delivered to the Secured Party a certificate signed by the Debtor and entitled "Perfection Certificate" (the "Perfection Certificate"). The Debtor represents and warrants to the Secured Party as follows: (a) the Debtor's exact legal name is that indicated on the Perfection Certificate and on the signature page hereof, (b) the Debtor is an organization of the type, and is organized in the jurisdiction set forth in the Perfection Certificate, (c) the Perfection Certificate accurately sets forth the Debtor's organizational identification number or accurately states that the Debtor has none, (d) the Perfection Certificate accurately sets forth the Debtor's place of business or, if more than one, its chief executive office, as well as the Debtor's mailing address, if different, (e) all other information set forth on the Perfection Certificate pertaining to the Debtor is accurate and complete, and (f) that there has been no change in any information provided in the Perfection Certificate since the date on which it was executed by the Debtor.

     (w) Primary Account and Wire Transfer Instructions. Debtor maintains its Primary Account (the "Primary Operating Account") and the Wire Transfer Instructions for the Primary Operating Account are as follows:

               Silicon Valley Bank
               3003 Tasman Drive
               Santa Clara, CA 95054
               ABA No.: 121140399
               Account No.: 3300498541
               Account Name: athenahealth, Inc.


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          Debtor hereby agrees that Loans will be advanced to the account specified above and regularly scheduled payments will be automatically debited from the same account.

     (x) Right to Invest. Debtor hereby grants to Secured Party a right (but not an obligation) to invest up to $750,000.00 in the Debtor's Subsequent Financing on the same terms, conditions and pricing offered to the lead investor of such financing. Debtor shall give Secured Party at least thirty (30) days prior written notice of such Subsequent Financing containing the terms, conditions and pricing of such Subsequent Financing. As used herein, "Subsequent Financing" shall mean the next round of private equity financing in which the Debtor receives, in the aggregate, at least $2,000,000.00 of gross cash proceeds (excluding any bridge debt financing except to the extent actually converted to equity in the Debtor).

3.   COLLATERAL.

     The Debtor, covenants and agrees that, so long as any of the Debt Documents shall remain in effect, or unless the Secured Party shall otherwise consent in writing:

     (a) Possession of Collateral; Inspection of Collateral. Until the declaration of any default, Debtor shall remain in possession of the Collateral; except that Secured Party shall have the right to possess:
          (i) any chattel paper or instrument that constitutes a part of the Collateral, and (ii) any other Collateral in which Secured Party's security interest may be perfected only by possession. Secured Party may inspect any of the Collateral during normal business hours after giving Debtor reasonable prior notice.

     (b) Maintenance of Collateral. Debtor shall (i) use the Collateral only in its trade or business, (ii) maintain all of the Collateral in good operating order and repair, normal wear and tear and depreciation excepted, (iii) use and maintain the Collateral only in compliance with manufacturers recommendations and all applicable laws, and (iv) keep all of the Collateral free and clear of all liens, claims and encumbrances (except for Permitted Liens).

     (c) Disposition of Collateral. Secured Party does not authorize and Debtor agrees it shall not: (i) part with possession of any of the Collateral (except to Secured Party or for maintenance and repair), (ii) remove any of the Collateral from the continental United States, or (iii) sell, rent, lease, mortgage, license, grant a security interest in or otherwise transfer or encumber (except for Permitted Liens) any of the Collateral.

     (d) Taxes. Debtor shall pay promptly when due all taxes, license fees, assessments and public and private charges levied or assessed on any of the Collateral, on its use, or on this Agreement or any of the other Debt Documents. At its option, Secured Party may discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral and may pay for the maintenance, insurance and preservation of the Collateral and effect compliance with the terms


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          of this Agreement or any of the other Debt Documents. Debtor agrees to reimburse Secured Party, on demand, all costs and expenses reasonably incurred by Secured Party in connection with such payment or performance and agrees that such reimbursement obligation shall constitute Indebtedness.

     (e) Books and Records. Debtor shall, at all times, keep accurate and complete records of the Collateral, and Secured Party shall have the right to inspect and make copies of all of Debtor's books and records relating to the Collateral during normal business hours, after giving Debtor reasonable prior notice.

     (f) Third Party Possession of Collateral. Debtor agrees and acknowledges that any third person who may at any time possess all or any portion of the Collateral shall be deemed to hold, and shall hold, the Collateral as the agent of, and as pledge holder for, Secured Party. Secured Party may at any time give notice to any third person described in the preceding sentence that such third person is holding the Collateral as the agent of, and as pledge holder for, the Secured Party.

     (g) Change of Address, Name or Jurisdiction. The Debtor has not at any time within the past four (4) months either changed its name or changed the state of jurisdiction in which it is organized and existing, nor has it maintained its chief executive office or any of the Collateral at any other location, except as set forth above, and shall not do so hereafter except upon prior written notice to the Secured Party. The Secured Party shall be entitled to rely upon the foregoing unless it receives 14 days' advance written notice of a change in the Debtor's name, state of jurisdiction, address of the Debtor's chief executive offices or location of the Collateral.

     (h) Fixtures. Not permit any item of the Collateral to become a fixture to real estate or an accession to other property without the prior written consent of the Secured Party, and the Collateral is now and shall at all times remain personal property except with the Secured Party's prior written consent. If any of the Collateral is or will be attached to real estate in such a manner as to become a fixture under applicable state law and if such real estate is encumbered, the Debtor will obtain from the holder of each Lien or encumbrance a written consent and subordination to the security interest hereby granted, or a written disclaimer of any interest in the Collateral, in a form reasonably acceptable to the Secured Party.

     (i) Distributions. Debtor shall not (i) pay any dividends or make any distributions on its equity securities; (ii) purchase, redeem, retire, defease or otherwise acquire for value any of its equity securities (other than repurchases pursuant to the terms of employee stock purchase plans, employee restricted stock agreements or similar arrangements in an aggregate amount not to exceed Two Hundred Fifty Thousand Dollars ($250,000) in any fiscal year); (iii) return any capital to any holder of its equity securities as such; (iv) make any distribution of assets, equity securities, obligations or securities to any holder of its equity securities as such; or (v) set apart any sum for any such purpose; provided however, Debtor may pay dividends payable solely in common stock.


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     (j)  Indebtedness Payments. Debtor shall not (i) prepay, redeem, purchase, defease or otherwise satisfy in any manner prior to the scheduled repayment thereof any Additional Indebtedness for borrowed money or lease obligations, (ii) amend, modify or otherwise change the terms of any Additional Indebtedness for borrowed money or lease obligations so as to accelerate the scheduled repayment thereof or (iii) repay any notes to officers, directors or shareholders except as expressly provided for in a duly executed subordination agreement in favor of and approved by Secured Party.

     (k) Additional Indebtedness. Debtor shall not create, incur, assume or permit to exist any Additional Indebtedness except Permitted Indebtedness.

4.   INSURANCE.

     (a) Risk of Loss. Debtor shall at all times bear the entire risk of any loss, theft, damage to, or destruction of, any of the Collateral not in Secured Party's possession from any cause whatsoever.

     (b) Insurance Requirements. Debtor agrees to keep the Collateral insured against loss or damage by fire and extended coverage perils, theft, burglary, and for any or all Collateral, which are vehicles, for risk of loss by collision, and if requested by Secured Party, against such other risks as Secured Party may reasonably require. The insurance coverage shall be in an amount no less than the full replacement value of the Collateral, and deductible amounts, insurers and policies shall be reasonably acceptable to Secured Party. Debtor shall deliver to Secured Party upon its request any policies and certificates of insurance evidencing such coverage as may be reasonably requested by Secured Party. Each policy shall name Secured Party as a loss payee, shall provide for coverage to Secured Party regardless of the breach by Debtor of any warranty or representation made therein, shall not be subject to co-insurance, and shall provide that coverage may not be canceled or altered by the insurer except upon thirty (30) days prior written notice to Secured Party. Debtor appoints Secured Party as its attorney-in-fact to make proof of loss, claim for insurance and adjustments with insurers, and to receive payment of and execute or endorse all documents, checks or drafts in connection with insurance payments. Secured Party shall not exercise such power to act as Debtor's attorney-in-fact unless Debtor is in default hereunder. If Debtor is in default hereunder, proceeds of insurance shall be applied, at the option of Secured Party, to repair or replace the Collateral or to reduce any of the Indebtedness.

5.   REPORTS.

     (a) Notice of Events. Debtor shall promptly notify Secured Party of (i) any change in the name of Debtor, (ii) any change in the state of its incorporation or registration, (iii) any relocation of its chief executive offices, (iv) any of the Collateral being lost, stolen, missing, destroyed, materially damaged or worn out, (v) any lien, claim or encumbrance other than Permitted Liens attaching to or being made


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          against any of the Collateral, or (vi) any occurrence of any default pursuant to Section 7 herein.

     (b) Financial Statements, Reports and Certificates. Debtor will deliver to Secured Party within one hundred eighty (180) days of the close of each fiscal year of Debtor, Debtor's complete financial statements including a balance sheet, income statement, statement of shareholders' equity and statement of cash flows, each prepared in accordance with generally accepted accounting principles consistently applied, certified by a recognized firm of certified public accountants satisfactory to Secured Party (it being agreed that Debtor's current accountants are satisfactory to Secured Party hereunder). Debtor will deliver to Secured Party copies of Debtor's quarterly financial statements including a balance sheet, income statement and statement of cash flows, each prepared by Debtor in accordance with generally accepted accounting principles consistently applied by Debtor and certified by Debtor's chief financial officer, within forty-five (45) days after the close of each of Debtor's fiscal quarter. Debtor will deliver to Secured Party copies of all Forms 10-K and 10-Q, if any, within 30 days after the dates on which they are filed with the Securities and Exchange Commission. Debtor will deliver to Secured Party copies of Debtor's monthly financial statements including a balance sheet and income statement, and statement of cashflows, each prepared by Debtor in accordance with generally accepted accounting principles consistently applied by Debtor and certified by Debtor's chief financial officer, within thirty (30) days after the close of each month. Concurrently with delivery of the foregoing information, and from time to time promptly upon the reasonable request of Secured Party, Debtor will deliver to Secured Party a Compliance Certificate substantially consistent with the form of the document attached hereto as Schedule A. Debtor will deliver to Secured Party promptly upon request of Secured Party, in form reasonably satisfactory to Secured Party, such other and additional information as Secured Party may reasonably request from time to time.

6.   FURTHER ASSURANCES.

     (a) Further Assurances Regarding Security Interests. Debtor shall, upon request of Secured Party, furnish to Secured Party such further information, execute and deliver to Secured Party such documents and instruments and shall do such other acts and things as Secured Party may at any time reasonably request relating to the perfection or protection of the security interest created by this Agreement or for the purpose of carrying out the intent of this Agreement. Without limiting the foregoing, Debtor shall cooperate and do all acts deemed necessary or advisable by Secured Party to continue in Secured Party a perfected first security interest in the Collateral, and shall obtain and furnish to Secured Party any subordinations, releases, landlord waivers, lessor waivers, mortgagee waivers, or control agreements, and similar documents as may be from time to time reasonably requested by, and in form and substance reasonably satisfactory to, Secured Party.


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     (b)  Authorization To File Financing Statements. Debtor shall perform any and all acts requested by the Secured Party to establish, maintain and continue the Secured Party's security interest and liens in the Collateral, including but not limited to, executing or authenticating such instruments and documents when and as reasonably requested by the Secured Party. Debtor hereby authorizes Secured Party through any of Secured Party's employees, agents or attorneys to file any and all financing statements, including, without limitation, any original filings, continuations, transfers or amendments thereof required to perfect Secured Party's security interest and liens in the Collateral under the UCC without authentication or execution by Debtor. Debtor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statement(s) and amendments thereto that (a) indicate the Collateral (i) is subject to Secured Party's security interest, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of the State or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) provide any other information required by part 5 of Article 9 of the Uniform Commercial Code of the State or such other jurisdiction for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether the Debtor is an organization, the type of organization and any organization identification number issued to the Debtor, and (ii) in the case of a financing statement filed as a fixture filing, a sufficient description of real property to which the Collateral relates. The Debtor agrees to furnish any such information to the Secured Party promptly upon the Secured Party's reasonable request.

     (c) Indemnification. Debtor shall indemnify and defend the Secured Party, its successors and assigns, and their respective directors, officers and employees, from and against all claims, actions and suits (including, without limitation, related attorneys' fees) of any kind whatsoever arising, directly or indirectly, in connection with any of the Collateral or the Debt Documents, provided that Debtor shall have no obligation to indemnify or defend the Secured Party, its successors and assigns, and their respective directors, officers and employees, from and against any claims, actions and suits arising from the Secured Party's gross negligence or willful misconduct, or any breach of any Debt Document caused by the gross negligence or willful misconduct of Secured Party, its successors and assigns, or their respective directors, officers or employees.

7.   DEFAULT AND REMEDIES.

     (a) Defaults. Debtor shall be in default under this Agreement and each of the other Debt Documents if any one of the following should occur:

          (i) Debtor breaches its obligation to pay when due any installment or other amount due or coming due under any of the Debt Documents;


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          (ii) Debtor, without the prior written consent of Secured Party, attempts to or does sell, rent, lease, license, mortgage, grant a security interest in, or otherwise transfer or encumber, or allow Liens (except for Permitted Liens) upon, any of the Collateral;

          (iii) Debtor breaches any of its insurance obligations under Section 4

          (iv) Debtor breaches any of its obligations under Sections 2(m) or 2(x), or Sections 3(i), (j), or (k);

          (v) Debtor breaches any of its other non-payment obligations either under any of the Debt Documents or any other financing arrangement between Debtor and a third party and fails to cure that breach within thirty (30) days after it has occurred;

          (vi) Any warranty, representation or statement made by Debtor in any of the Debt Documents or otherwise in connection with any of the Indebtedness shall be false or misleading in any material respect;

          (vii) Any of the Collateral is subjected to attachment, execution, levy, seizure or confiscation in any legal proceeding or otherwise, or if any legal or administrative proceeding is commenced against Debtor or any of the Collateral, which in the reasonable judgment of Secured Party subjects any of the Collateral to a material risk of attachment, execution, levy, seizure or confiscation and no bond is posted or protective order obtained to negate such risk;

          (viii) Debtor breaches or is in default under any other agreement between Debtor and Secured Party;

          (ix) Debtor or any guarantor or other obligor for any of the Indebtedness (collectively "Guarantor") dissolves, terminates its existence, becomes insolvent or ceases to do business as a going concern;

          (x) If Debtor or any Guarantor is a natural person, and Debtor or any such Guarantor dies or becomes incompetent;

          (xi) A receiver is appointed for all or of any part of the property of Debtor or any Guarantor, or Debtor or any Guarantor makes any assignment for the benefit of creditors;

          (xii) Debtor or any Guarantor files a petition under any bankruptcy, insolvency or similar law, or any such petition is filed against Debtor or any Guarantor and is not dismissed within sixty (60) days;

          (xiii) Debtor's improper filing of an amendment or termination statement relating to a filed financing statement describing the Collateral;


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          (xiv) Debtor shall merge with or consolidate into any other entity or sell all or substantially all of its assets or in any manner terminate its existence;

          (xv) If Debtor is a privately held corporation, more than 50% of Debtor's voting capital stock issued and outstanding from time to time, is not retained by the holders of such stock on the date the Agreement is executed or their affiliates;

          (xvi) If Debtor is a publicly held corporation, there shall be a change in the ownership of Debtor's stock such that Debtor is no longer subject to the reporting requirements of the Securities Exchange Act of 1934 or no longer has A class of equity securities registered under Section 12 of the Securities Act of 1933;

          (xvii) Debtor defaults on any payment obligation in an amount in excess of $250,000 under: (a) any agreement to pay Additional Indebtedness, or (b) any other financing arrangement between Debtor and a third party; ;

          (xviii) There is a material impairment in the perfection or priority of the Secured Party's security interest in the Collateral or

          (xix) There has been a material adverse change in the financial condition or business operations of Debtor from the date hereof, or a change or event shall have occurred which would materially impair the ability of Debtor to perform its obligations hereunder or under any of the other financing agreements to which it is a party or of Secured Party to enforce the Indebtedness or realize upon the collateral in accordance herewith.

     (b) Acceleration. If Debtor is in default, the Secured Party, at its option, may declare any or all of the Indebtedness to be immediately due and payable, without demand or notice to Debtor or any Guarantor (provided that if there is a default as a result of a bankruptcy or insolvency all Indebtedness shall become immediately due and payable without any action by Secured Party). The accelerated obligations and liabilities shall bear interest (both before and after any judgment) until paid in full at the Default Rate.

     (c) Rights and Remedies. Secured Party shall have all of the rights and remedies of a Secured Party under the Uniform Commercial Code, and under any other applicable law. Without limiting the foregoing, Secured Party shall have the right in accordance with applicable law to (i) notify any account debtor of Debtor or any obligor on any instrument which constitutes part of the Collateral to make payment to the Secured Party, (ii) with or without legal process, peaceably enter any premises where the Collateral may be and take possession of and remove the Collateral from the premises or store it on the premises,
          (iii) sell the Collateral at public or private sale, in whole or in part, and have the right to bid and purchase at said sale, or (iv) lease or otherwise dispose of all or part of the Collateral, applying proceeds from such disposition to the obligations then in default. If requested by Secured Party, Debtor shall promptly assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party, which is reasonably convenient to both parties. Secured Party may also render any or all of the Collateral unusable at the Debtor's premises and may dispose of such Collateral on such premises without liability to Debtor for rent or costs. Any notice that Secured Party is required to give to Debtor under the Uniform Commercial Code of the time and place of any public sale or the time after which any private sale or other intended disposition of the Collateral is to be made shall be deemed to constitute reasonable notice if such notice is given to the last known address of Debtor at least ten (10) days prior to such action. Upon the occurrence and during the continuation of a default, Debtor hereby appoints Secured Party as Debtor's attorney-in-fact, with full authority in Debtor's place and stead and in Debtor's name or otherwise, from time to time in Secured Party's sole discretion, to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purpose of this Agreement. Secured Party is granted a non-exclusive royalty free license to use Debtor's Intellectual Property in connection with Secured Party's disposition of Collateral in the exercise of Secured Party's rights or remedies hereunder.

     (d) Application of Proceeds. The proceeds and/or avails of the Collateral, or any part thereof, and the proceeds and the avails of any remedy hereunder (as well as any other amounts of any kind held by Secured Party, at the time of or received by Secured Party after the occurrence and during the continuance of a default hereunder) shall be paid to and applied as follows:

          a. First, to the payment of out-of-pocket costs and expenses, including all amounts expended to preserve the value of the Collateral, all costs of repossession, storage, and disposition including without limitation attorneys', appraisers', and auctioneers' fees, of foreclosure or suit, if any, and of such sale and the exercise of any other rights or remedies, and of all proper fees, expenses, liability and advances, including reasonable legal expenses and attorneys' fees, incurred or made hereunder by Secured Party, including without limitation, Secured Party's Expenses;

          b. Second to the payment to Secured Party of the amount then owing or unpaid on the Loans for scheduled payments, any accrued and unpaid interest, and all other Indebtedness (provided, however if such proceeds shall be insufficient to pay in full the whole amount so due, owing or unpaid upon the Loans, then to the unpaid interest thereon, then to the outstanding principal amount of the Loans, and then to the payment of other amounts then payable to Secured Party under any of the Debt Documents or otherwise); and

          c. Third, to the payment of the surplus, if any, to Debtor, its successors and assigns, or to whomever may be lawfully entitled to receive the same.

     (e) Fees and Costs. Debtor agrees to pay all reasonable attorneys' fees and other costs incurred by Secured Party in connection with the enforcement, assertion, defense or preservation of Secured Party's rights and remedies under this

          Agreement, or if prohibited by law, such lesser sum as may be permitted. Debtor further agrees that such fees and costs shall constitute Indebtedness.

     (f) Remedies Cumulative. Secured Party's rights and remedies under this Agreement or otherwise arising are cumulative and may be exercised singularly or concurrently. Neither the failure nor any delay on the part of the Secured Party to exercise any right, power or privilege under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise of that or any other right, power or privilege. SECURED PARTY SHALL NOT BE DEEMED TO HAVE WAIVED ANY OF ITS RIGHTS UNDER THIS AGREEMENT OR UNDER ANY OTHER AGREEMENT, INSTRUMENT OR PAPER SIGNED BY DEBTOR UNLESS SUCH WAIVER IS EXPRESSED IN WRITING AND SIGNED BY SECURED PARTY. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

     (g) WAIVER OF JURY TRIAL. DEBTOR AND SECURED PARTY UNCONDITIONALLY WAIVE THEIR RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, ANY OF THE OTHER DEBT DOCUMENTS, ANY OF THE INDEBTEDNESS SECURED HEREBY, ANY DEALINGS BETWEEN DEBTOR AND SECURED PARTY RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN DEBTOR AND SECURED PARTY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT. THIS WAIVER IS IRREVOCABLE. THIS WAIVER MAY NOT BE MODIFIED EITHER ORALLY OR 1N WRITING. THE WAIVER ALSO SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, ANY OTHER DEBT DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

8.   MISCELLANEOUS.

     (a) Assignment. This Agreement and/or any of the other Debt Documents may be assigned, in whole or in part, by Secured Party upon notice to the Debtor, and Debtor agrees not to assert against any such assignee, or assignee's assigns, any defense, set-off, recoupment claim or counterclaim which Debtor has or may at any time have against Secured Party for any reason whatsoever. Debtor agrees that if Debtor receives written notice of an assignment from Secured Party, Debtor will pay all amounts payable under any assigned Debt Documents to such assignee or as instructed by Secured Party. Debtor also agrees to confirm in writing receipt of the notice of assignment as may be reasonably requested by Secured Party or assignee.

     (b) Notices. All notices to be given in connection with this Agreement shall be in writing, shall be addressed to the parties at their respective addresses set forth in this Agreement (unless and until a different address may be specified in a written notice to the other party), and shall be deemed given (i) on the date of receipt if delivered in hand or by facsimile transmission, (ii) on the next business day after being sent by express mail or overnight delivery service, and (iii) on the fourth business day after being sent by regular, registered or certified mail. As used herein, the term "business day" shall mean and include any day other than Saturdays, Sundays, or other days on which commercial banks in New York, New York are required or authorized to be closed.

     (c) Correction of Errors. Secured Party may correct patent errors and fill in all blanks in this Agreement, any Collateral Schedule or in any Note consistent with the agreement of the parties.

     (d) Time is of the Essence. Time is of the essence of this Agreement. This Agreement shall be binding, jointly and severally, upon all parties described as the "Debtor" and their respective heirs, executors, representatives, successors and assigns, and shall inure to the benefit of Secured Party, its successors and assigns.

     (e) Entire Agreement. This Agreement and the Debt Documents constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersede all prior understandings (whether written, verbal or implied) with respect to such subject matter. NEITHER THIS AGREEMENT NOR ANY OF THE DEBT DOCUMENTS SHALL BE CHANGED OR TERMINATED ORALLY OR BY COURSE OF CONDUCT, BUT ONLY BY A WRITING SIGNED BY BOTH PARTIES. Section headings contained in this Agreement have been included for convenience only, and shall not affect the construction or interpretation of this Agreement. This Agreement is the result of negotiations between and has been reviewed by each of Debtor and Secured Party executing this Agreement as of the date hereof and their respective counsel; accordingly, this Agreement shall be deemed to be the product of the parties hereto, and no ambiguity shall be construed in favor of or against Debtor or Secured Party.

     (f) Termination of Agreement. This Agreement shall continue in full force and effect until all of the Indebtedness has been indefeasibly paid in full to Secured Party or its assignee; provided, that Debtor's indemnity obligations set forth in Section 6(c) shall survive until all applicable statute of limitations periods with respect to actions that may be brought against Secured Party have run. The surrender, upon payment or otherwise, of any Note or any of the other documents evidencing any of the Indebtedness shall not affect the right of Secured Party to retain the Collateral for such other Indebtedness as may then exist or as it may be reasonably contemplated will exist in the future. This Agreement shall automatically be reinstated if Secured Party is ever required to return or restore the payment of all or any portion of the Indebtedness (all as though such payment had never been made). Secured Party shall, at Debtor's sole cost and expense, execute such further documents and take such further actions as may be reasonably necessary to effect the release of its security interests contemplated by this paragraph, including duly executing and delivering termination statements for filing in all relevant jurisdictions under the Code.

     (g) CHOICE OF LAW. DEBTOR AGREES THAT SECURED PARTY AND/OR ITS SUCCESSORS AND ASSIGNS SHALL HAVE THE OPTION BY WHICH STATE LAWS THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED: (A) THE LAWS OF THE COMMONWEALTH OF VIRGINIA; OR (B) IF COLLATERAL HAS BEEN PLEDGED TO SECURE THE LIABILITIES, THEN BY THE LAWS OF THE STATE OR STATES WHERE THE COLLATERAL IS LOCATED, AT SECURED PARTY'S OPTION. THIS CHOICE OF STATE LAWS IS EXCLUSIVE TO THE SECURED PARTY. DEBTOR SHALL NOT HAVE ANY OPTION TO CHOOSE THE LAWS BY WHICH THIS AGREEMENT SHALL BE GOVERNED. DEBTOR ACKNOWLEDGES THAT THIS AGREEMENT IS BEING SIGNED BY THE SECURED PARTY IN PARTIAL CONSIDERATION OF SECURED PARTY'S RIGHT TO ENFORCE IN THE JURISDICTION STATED ABOVE. DEBTOR CONSENTS TO JURISDICTION IN THE COMMONWEALTH OF VIRGINIA OR THE STATE IN WHICH ANY COLLATERAL [S LOCATED AND VENUE IN ANY FEDERAL OR STATE COURT IN THE COMMONWEALTH OF VIRGINIA OR THE STATE IN WHICH COLLATERAL IS LOCATED FOR SUCH PURPOSES AND WAIVES ANY AND ALL RIGHTS TO CONTEST SAID JURISDICTION AND VENUE AND ANY OBJECTION THAT SAID COUNTY IS NOT CONVENIENT. DEBTOR WAIVES ANY RIGHTS TO COMMENCE ANY ACTION AGAINST SECURED PARTY IN ANY JURISDICTION EXCEPT VIRGINIA, OR IF SECURED PARTY CHOOSES TO LITIGATE IN A STATE WHERE COLLATERAL IS LOCATED THEN IN SUCH COUNTY AND STATE.

     (h) Power of Attorney. To facilitate direct collection, the Debtor hereby appoints the Secured Party and any officer or employee of the Secured Party, as the Secured Party may from time to time designate, as attorney-in-fact for the Debtor to (a) endorse the name of the Debtor in favor of the Secured Party upon any and all checks, drafts, money orders, notes, acceptances or other evidences of payment or Collateral that may come into the Secured Party's possession; (b) do all acts and things necessary to carry out this Agreement and the transactions contemplated hereby, including signing the name of the Debtor on any instruments required by law in connection with the transactions contemplated hereby and on financing statements as permitted by the Virginia Uniform Commercial Code. Neither the Secured Party nor any other such attorney-in-fact shall be liable for any acts of commission or omission, or for any error of judgment or mistake of fact or law of any such attorney-in-fact. This power, being coupled with an interest, is irrevocable so long as the Loan remains unsatisfied, or any Debt Document remains effective. Secured Party shall not exercise such power to act as Debtor's attorney-in-fact unless Debtor is in default hereunder.

     (i) Loss, Depreciation or Other Damage. The Secured Party shall not be liable for or prejudiced by any loss, depreciation or other damage to Collateral unless caused by the Secured Party's willful and malicious act, and the Secured Party shall have no duty to take any action to preserve or collect any Collateral.

     (j) Demand; Protest. Debtor waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees at any time held by Secured Party on which Debtor may in any way be liable.

9.   DEFINITIONS.

     As used herein, the following terms, when initial capital letters are used, shall have the respective meanings set forth below. In addition, all terms defined in the Code shall have the meanings given therein unless otherwise defined herein.

Defined Terms. As used in this Agreement, the following terms shall have the following meanings, unless the context otherwise requires:

     "Additional Indebtedness" means, with respect to Debtor or any of its subsidiaries , the aggregate amount of, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments,
     (c) all obligations of such Person to pay the deferred purchase price of property or services (excluding trade payables aged less than one hundred eighty (180) days), (d) all capital lease obligations of such Person, (e) all obligations or liabilities of others secured by a Lien on any asset of such Person, whether or not such obligation or liability is assumed, (f) all obligations or liabilities of others guaranteed by such Person, and (g) any other obligations or liabilities which are required by GAAP to be shown as debt on the balance sheet of such Person. Unless otherwise indicated, the term "Additional Indebtedness" shall include all Indebtedness of Debtor and all of its subsidiaries.

     "Affiliate" of a Person is a Person that owns or controls directly or indirectly the Person, any Person that controls or is controlled by or is under common control with the Person, and each of that Person's senior executive officers, directors, partners and, for any Person that is a limited liability company, that Person's managers and members.

     "Code" means the Virginia Uniform Commercial Code (including revised
     Article 9 thereof). "Collateral" has the meaning given such capitalized term in Section 1.

     "Collateral Schedule" has the meaning given such capitalized term in
     Section 1.

     "Debt Documents" has the meaning given such capitalized term in Section
     2(b).

     "Default Rate" is the lower of eighteen percent (18%) per annum or the maximum rate not prohibited by applicable law.

     "Indebtedness" has the meaning given such capitalized term in Section I.

     "Intellectual Property" shall mean (a) all of the Debtor's right, title and interest, whether now owned or existing or hereafter acquired or arising, in and to all domestic and foreign copyrights, copyright registrations and copyright applications, whether or not registered or filed with any governmental authority, together with (i) all renewals thereof, (ii) all present and future rights of the Debtor under all present and future license agreements relating thereto, whether the Debtor is licensee or licensor thereunder, (iii) all income, royalties, damages and payments now or hereafter due and/or payable to the Debtor thereunder or with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (iv) all of the Debtor's present and future claims, causes of action and rights to sue for past, present or future infringements thereof, and (v) all rights corresponding thereto throughout the world (collectively "Copyright Rights"); (I)) all of the Debtor's right, title and interest, whether now owned or existing or hereafter acquired or arising, in and to all United States and foreign patents, and pending and abandoned United States and foreign patent applications, including, without limitation, the inventions and improvements described or claimed therein, together with(i) any reissues, divisions, continuations, certificates of re-examination, extensions and continuations-in-part thereof, (ii) all present and future rights of the Debtor under all present and future license agreements relating thereto, whether the Debtor is licensee or licensor thereunder, (iii) all income, royalties, damages and payments now or hereafter due and/or payable to the Debtor thereunder or with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof,
     (iv) all of the Debtor's present and future claims, causes of action and rights to sue for past, present or future infringements thereof, and (v) all rights corresponding thereto throughout the world (collectively "Patent Rights"); (c) all of the Debtor's right, title and interest, whether now owned or existing or hereafter acquired or arising, in and to all domestic and foreign trademarks, trademark registrations, trademark applications and trade names, whether or not registered or filed with any governmental authority, together with (i) all renewals thereof, (ii) all present and future rights of the Debtor under all present and future license agreements relating thereto, whether the Debtor is licensee or licensor thereunder,
     (iii) all income, royalties, damages and payments now or hereafter due and/or payable to the Debtor thereunder or with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (iv) all of the Debtor's present and future claims, causes of action and rights to sue for past, present or future infringements thereof, and (v) all rights corresponding thereto throughout the world (collectively "Trademark Rights"); (d) all present and future licenses and license agreements of the Debtor, and all rights of the Debtor under or in connection therewith, whether the Debtor is licensee or licensor thereunder, including, without limitation, any present or future franchise agreements under which the Debtor is franchisee or franchisor, together with (i) all renewals thereof, (ii) all income, royalties, damages and payments now or hereafter due and/or payable to the Debtor thereunder or with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (iii) all claims, causes of action and rights to sue for past, present or future infringements thereof, and (iv) all rights corresponding thereto throughout the world (collectively "License Rights"); (e) all present and future trade secrets of the Debtor; and (f) all other present and future intellectual property of the Debtor.

     "Lien(s)" shall mean any voluntary or involuntary mortgage, pledge, deed of trust, assignment, security interest, encumbrance, hypothecation, lien, or charge of any kind (including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction).

     "Loan" means an advance of credit by Secured Party to Debtor.

     "Note" has the meaning given such capitalized term in Section 1.

     "Permitted Indebtedness" means and includes: (i) Indebtedness of Debtor to Secured Party, (ii) Additional Indebtedness arising from the endorsement of instruments in the ordinary course of business, (iii) Additional Indebtedness existing on the date hereof and set forth in Schedule B and any extension, renewal or refinancing thereof, and further subject to the limitations set forth in clause (vi) below, (iv) Subordinated Indebtedness,
     (v) Additional Indebtedness secured by Liens permitted under clause (vi) of the definition of Permitted Liens, (vi) Debtor's revolving credit facility with Silicon Valley Bank that is the subject of that certain Loan and Security Agreement ("SVB Revolver Agreement") dated as of August 20, 2002, as amended between Debtor and Silicon Valley Bank or any refinancing thereof with another lender, but only to the extent that the principal amount outstanding under the SVB Revolver Agreement does not at any time exceed $15,000,000, and (vii) any future debt obligations incurred by Debtors' subsidiary, Athena Net India Private Limited, but only to the extent that the principal amount outstanding does not exceed US$500,000.

     "Permitted Liens" means: (i) liens in favor of Secured Party, (ii) liens for taxes not yet due or for taxes being contested in good faith and which do not involve, in the judgment of Secured Party, any risk of the sale, forfeiture or loss of any of the Collateral, (iii) inchoate material men's, mechanic's, repairmen's and similar liens arising by operation of law in the normal course of business for amounts which are not delinquent, [and
     (iv) Liens existing on the date hereof and set forth in Schedule B and any continuations or assignments thereof, (v) non-exclusive licenses of Intellectual Property in the ordinary course of business, and (vi) Liens upon any Equipment acquired by Debtor after the date hereof to secure (i) the purchase price of such equipment or other personal property, or (ii) lease obligations or indebtedness incurred solely for the purpose of financing the acquisition of such Equipment; provided that (A) such Liens are confined solely to the Equipment so acquired and the amount secured does not exceed the acquisition price thereof, and (B) no such Lien shall be created, incurred, assumed or suffered to exist in favor of Debtor's officers, directors or shareholders holding five percent (5%) or more of Debtor's equity securities.

     "Person" is any individual, sole proprietorship, partnership, limited liability company, joint venture, company association, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.

     "Primary Operating Account" has the meaning given such capitalized term in
     Section 2(w).

     "Secured Party's Expenses" means all reasonable documented costs or expenses (including reasonable documented attorneys' fees and expenses) incurred in connection with the preparation, negotiation, documentation, administration and funding of the Debt Documents; and Secured Party's reasonable documented attorneys' fees, costs and expenses incurred in amending, modifying, enforcing or defending the Debt Documents (including fees and expenses of appeal or review), including the exercise of any rights or remedies afforded hereunder or under applicable law, whether or not suit is brought, whether before or after bankruptcy or insolvency, including without limitation all fees and costs reasonably incurred by Secured Party in connection with Secured Party's enforcement of its rights in a bankruptcy or insolvency proceeding filed by or against Debtor or its property.

     "Subordinated Indebtedness" means Additional Indebtedness subordinated to the Indebtedness of Debtor to Secured Party on terms and conditions acceptable to Secured Party in its sole discretion.

     "Subsequent Financing" has the meaning given such capitalized term in
     Section 2(x).

     IN WITNESS WHEREOF, Debtor and Secured Party, intending to be legally bound hereby, have duly executed this Agreement in one or more counterparts, each of which shall be deemed to be an original, as of the day and year first aforesaid.

SECURED PARTY:                          DEBTOR:

OXFORD FINANCE CORPORATION              ATHENAHEALTH, INC.


By: /s/ Michael J. Altenburger          By: /s/ Jonathan Bush
    ---------------------------------       ------------------------------------
Name: Michael J. Altenburger            Name: Jonathan Bush
Title: Chief Financial Officer          Title: CEO

                                   SCHEDULE A

                                     FORM OF
                             COMPLIANCE CERTIFICATE

Oxford Finance Corporation
133 N. Fairfax Street
Alexandria, VA 22314

     Re: (Debtor)

Gentlemen:

Reference is made to the Master Security Agreement dated as of _________________ 200__ (as the same have been and may be amended from time to time in writing, the "LOAN AGREEMENT", the capitalized terms used herein as defined therein), between Oxford Finance Corporation and (Debtor) (the "COMPANY").

     The undersigned authorized representative of the Company hereby certifies that in accordance with the terms and conditions of the Loan Agreement, the Company is in complete compliance for the financial reporting period ending ____________________ with all required financial reporting under the Loan Agreement, except as noted below. Attached herewith are the required documents supporting the foregoing certification. The undersigned further certifies that the accompanying financial statements have been prepared in accordance with Generally Accepted Accounting Principles, and are consistent from one period to the next, except as explained below.

         Indicate compliance status by circling Yes/No under "Complies"

REPORTING REQUIREMENT                REQUIRED                   COMPLIES
---------------------                --------                   --------
Interim Financial Statements         Quarterly within 45 days   YES / NO
Monthly Financial Statements         Monthly within 30 days
Audited Financial Statements         FYE within 180 days
Date of most recent Board-approved
budget/plan
Submitted with Borrowing Request                                YES / NO
Any change in budget/plan since                                 YES / NO
prior Borrowing Request

EXPLANATIONS

                                        Very truly yours,

                                        athenahealth, Inc.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:*
                                                --------------------------------

----------
*    Must be executed by Debtor's Chief Financial Officer.

                                  [SCHEDULE B]

                       Listing of Additional Indebtedness

                                                     AMOUNT OF
                                   TYPE OF         INDEBTEDNESS
           PAYEE                 INDEBTEDNESS      AS OF 2/28/06         PAYMENT TERMS
---------------------------   -----------------   --------------   -------------------------
Silicon Valley Bank           Line of credit      $ 5,580,374.60   -    Final payment is due
                                                                        upon expiration of
                                                                        agreement on August
                                                                        17, 2006

Orix Venture Finance (to be   Equipment Line      $ 2,741,505.01   -    Each draw is payable
assigned to Bank of America                                             in 33 equal monthly
4/06)                                                                   installments, with
                                                                        the first payment
                                                                        starting the 1st day
                                                                        after the 4th month
                                                                        of the draw down.

                                                                   -    Final payment on all
                                                                        draws will be made
                                                                        12/1/2008.

Orix Venture Finance          Subordinate Debt    $12,000,000.00   -    Payments of $400,000
                                                                        begin on February 1,
                                                                        2008 and end on July
                                                                        1, 2010.

Presidents & Fellows of       Rent Loan           $ 1,108,501.65   -    Loan provided by the
Harvard                                                                 Company's new
                                                                        Landlord to pay the
                                                                        remaining rent of
                                                                        the old
                                                                        headquarters.

                                                                   -    Payments start
                                                                        January 1, 2006 and
                                                                        continue through
                                                                        June 1, 2015.

Presidents & Fellows of       Construction Loan   $ 3,837,916.78   -    Each draw down is
Harvard                                                                 payable in equal
                                                                        monthly installments
                                                                        over the life of the
                                                                        lease, which ends
                                                                        June 1, 2015.

GE                            Equipment Line      $   998,615.40   -    Each draw down is
                                                                        payable in 36 equal
                                                                        monthly
                                                                        installments.

                                                                   -    Final payment on all
                                                                        draws will be made
                                                                        March 2008

Pentech                       Equipment Line      $    97,082.09   -    Each draw down is
                                                                        payable in 36 equal
                                                                        monthly
                                                                        installments.

                                                                   -    Final payment on all
                                                                        draws will be made
                                                                        July 2006.

                              COLLATERAL MIX RIDER

                                       TO
                      MASTER SECURITY AGREEMENT NO. 608111
                              DATED March 31, 2006
                                     BETWEEN
                OXFORD FINANCE CORPORATION (the "SECURED PARTY")
                                       AND
                        athenahealth, Inc. (the "DEBTOR")

Debtor shall cause the composition and mix of Equipment to conform to and meet the following concentration requirements (hereinafter "Concentration Requirement") for each class of Equipment (hereinafter "Equipment Class") as identified and set forth below. Debtor herein represents and warrants that it shall maintain each such Equipment Class and its respective Concentration Requirement at all times during the funding period of January 2007 through December 31, 2007, except where Secured Party (at its sole and absolute discretion) authorizes any variance from the Concentration Requirement ("Concentration Variance"). If Secured Party authorizes the Concentration Variance then, within 120 days of the date such Concentration Variance occurs, Debtor will do one of the following (a "Concentration Correction"):

     1. Grant to Secured Party a security interest in additional equipment satisfactory to Secured Party, not previously subject to Secured Party's security interest (collectively, the "Additional Equipment"), in sufficient type and amount so that the Concentration Requirement set forth below is met and the Concentration Variance is eliminated. The Additional Equipment shall be subject to all of the terms and conditions of the Master Security Agreement, including without limitation, Debtor's representations, warranties, and covenants, which shall be deemed remade by Debtor upon its grant of a security interest in the Additional Equipment.

     2. Pay Secured Party cash in an amount equal to the Concentration Variance to hold as cash collateral until the Note is fully repaid. Debtor hereby grants Secured Party a security interest in such cash collateral and all proceeds and products thereof. Debtor agrees that such cash collateral held by Secured Party: (a) shall not bear interest, (b) may be commingled with other funds of Secured Party, and
          (c) may be applied by Secured Party to amounts owing by Debtor upon the occurrence and during the continuance of any Event of Default under the Master Security Agreement or the Note.

     The failure of Debtor to do a Concentration Correction within the 120-day time period shall constitute a Default under the Note and the Master Security Agreement.

EQUIPMENT CLASS        CONCENTRATION REQUIREMENT
---------------        -------------------------
Laboratory Equipment   Minimum of 65%

Soft                   Maximum of 35%

Dated as of: March 19, 2007.

OXFORD FINANCE CORPORATION              athenahealth, Inc.


By: /s/ Michael J. Altenburger          By: /s/ Carl Byers
    ---------------------------------       ------------------------------------
Name: Michael J. Altenburger            Name: Carl Byers
Title: Chief Financial Officer          Title: CFO

                           COLLATERAL SCHEDULE NO. 05
                             (36 MONTH AMORTIZATION)

THIS COLLATERAL SCHEDULE NO. 05 is annexed to and made a part of that certain Master Security Agreement No. 6081111 dated as of March 31, 2006 ("Agreement") between Oxford Finance Corporation, together with its successors and assigns, if any, as Secured Party and athenahealth, Inc. as Debtor and describes collateral in which Debtor has granted Secured Party a security interest in connection with the Indebtedness (as defined in the Security Agreement) including without limitation that certain Promissory Note dated March __, 2007, in the original principal amount of $400,677.25 ("Note").

Debtor hereby reaffirms all of the representations, warranties, and covenants contained in the Agreement and the Note as of the date hereof and further represents and warrants to Secured Party that no default has occurred and is continuing as of the date hereof.

Debtor further affirms that none of the Collateral for this Schedule has been pledged as Collateral on previous Schedules under the Agreement.

SEE ATTACHED EXHIBIT A FOR LIST OF COLLATERAL, all of which Collateral for this
Schedule is located at the following address(es). If more than one address, Exhibit A contains a column with an indication of the location of each item:

     Address 1: 311 Arsenal Street, Watertown, MA 02472
     Address 2: Savvis 580 Winter St., Waltham, MA 02451
     Address 3: 400 N Beacon, Watertown, MA 02471
     Address 4: 7736 N Mobley Road, Odessa, FL 33556

SECURED PARTY:                          DEBTOR:

OXFORD FINANCE CORPORATION              ATHENAHEALTH, INC.


By: /s/ Michael J. Altenburger          By: /s/ Carl Byers
    ---------------------------------       ------------------------------------
Name: Michael J. Altenburger            Name: Carl Byers
Title: Chief Financial Officer          Title: CFO
Date: 3/19/07                           Date: 3/16/07